                 BNY FINANCIAL CORPORATION
     A WHOLLY OWNED SUBSIDIARY OF THE BANK OF NEW YORK
NEW YORK'S FIRST BANK - FOUNDED 1784 BY ALEXANDER HAMILTON

                              1290 AVENUE OF THE AMERICAS, NEW YORK, N.Y. 10104
                                                212-408-7000


June 3, 1998

Bernard Chaus, Inc.
1410 Broadway
New York, New York 10018
Attention: Josephine Chaus, Chairwoman of the Board

Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, New Jersey 07094
Attention: Chief Financial Officer

Ladies/Gentlemen:

         Reference is made to the Second Restated and Amended Financing Agreement between us dated as of October 10, 1997, as supplemented and amended (the "Financing Agreement"). Initially capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

         It is hereby agreed that, effective as of June 1, 1998, the Financing Agreement shall be amended as follows:

         1. The third sentence of Section 2.1 is amended to read in its entirety as follows:

         "The outstanding amount of all L/Cs shall not exceed $34,000,000 in the aggregate at any time and shall be chargeable to Borrower's account."

         2. The definition of "Applicable Margin" set forth in Section 8 is amended by inserting the words "less Permitted Overadvances" after the words "Formula Amount".

         3. The definition of "Maximum Loan Amount" set forth in Section 8 is amended to read in its entirety as follows:

         ""Maximum Loan Amount" shall mean $60,000,000.00."

         4. The definition of "Maximum Revolving Amount" set forth in Section 8 is amended to read in its entirety as follows:

         ""Maximum Revolving Amount" shall mean $45,500,000.00"

         5. The "Permitted Overadvances" for the periods "June 4, 1998 through June 24, 1998" and "June 25, 1998 and at all times thereafter", as set forth in the definition of "Permitted Overadvances" in Section 8, are deleted in their entirety and replaced by the following:

                                                                 Permitted
         "Period                                                Overadvances
         -------                                                ------------

         June 10, 1998 through June 29, 1998                     $7,000,000
         June 30,1998 through July 9, 1998                       $2,500,000
         July 10, 1998 through July 29, 1998                     $8,500,000
         July 30, 1998 through August 9, 1998                    $2,000,000
         August 10, 1998 through August 29, 1998                 $8,000,000
         August 30, 1998 through September 9, 1998               $1,500,000
         September 10, 1998 through September 29, 1998           $6,500,000
         September 30, 1998 through October 9, 1998              $1,500,000
         October 10, 1998 through October 29, 1998               $6,500,000
         October 30, 1998 through November 9, 1998               -0-
         November 10, 1998 through November 29, 1998             $2,000,000
         November 30, 1998 through December 9, 1998              -0-
         December 10, 1998 through December 29, 1998             $5,000,000
         December 30, 1998 through January 9, 1999               -0-
         January 10, 1999 through January 29, 1999               $5,000,000
         January 30, 1999 through February 9, 1999               -0-
         February 10, 1999 through February 27, 1999             $5,000,000
         February 28, 1999 through March 9, 1999                 -0-
         March 10, 1999 through March 29, 1999                   $4,000,000
         March 30, 1999 through June 9, 1999                     -0-
         June 10, 1999 through June 29, 1999                     $1,000,000
         June 30, 1999 and at all times thereafter               -0-"

         6. Section 9.1(d) is amended to provide that the Borrower will not permit its Tangible Net Worth to be less than the following amounts as of the following dates:

                    "As of September 30, 1998          $9,300,000
                    As of December 31, 1998            $9,800,000
                    As of March 31, 1999               $13,300,000
                    As of June 30, 1999                $13,800,000"

         7. Section 9.1(e) is amended to provide that the Borrower will not permit its Working Capital to be less than the following amounts on the following dates:

                    "As of September 30, 1998          $18,500,000
                    As of December 31, 1998            $18,500,000
                    As of March 31, 1999               $22,000,000
                    As of June 30, 1999                $22,000,000"

         8. The "Maximum Permitted Loss" and "Minimum Permitted Profit" for the "Month of May 1998" and each subsequent "Period", as set forth in the covenant in Section 9.1(g), are deleted in their entirety and replaced by the following:

                                           Maximum             Minimum
"Period                                    Permitted Loss      Permitted Profit
-------                                    --------------      ----------------
Fiscal Quarter ended June 30, 1998         $250,000
Fiscal Year Ended June 30, 1998                                $2,500,000
Month of July 1998                         $1,000,000
Month of August 1998                       $1,000,000
Month of September 1998                    $1,000,000
Fiscal Quarter ended September 30, 1998                        $2,500,000
Month of October 1998                      $1,000,000
Month of November 1998                     $1,000,000
Month of December 1998                     $2,250,000
Fiscal Quarter ended December 31, 1998                         $500,000
Month of January 1999                      $1,000,000
Month of February 1999                     $1,000,000
Month of March 1999                        $1,000,000
Fiscal Quarter ended March 31, 1999                            $3,500,000
Month of April 1999                        $1,000,000
Month of May 1999                          $2,250,000
Month of June 1999                         $1,750,000
Fiscal Quarter ended June 30, 1999         -0-
Fiscal Year ended June 30, 1999                                $7,000,000"

         Except as hereinabove specifically set forth, the Financing Agreement shall remain unmodified and in full force and effect in accordance with its terms.

         If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                            Very truly yours,
                                            BNY FINANCIAL CORPORATION

                                            By: /s/
                                               ---------------------------
                                               Title:

AGREED AND ACCEPTED:
BERNARD CHAUS, INC.

By: /s/
   ---------------------------------
   Title: VP - Corporate Controller

GUARANTOR:

CHAUS RETAIL, INC.

By: /s/
   ---------------------------------
   Title: Assistant Secretary